Exhibit 99.1

Ocwen Financial Corporation®

FOR IMMEDIATE RELEASE

OCWEN FINANCIAL FILES 2014 FORM 10-K WITHOUT A QUALIFICATION ABOUT ITS ABILITY TO OPERATE AS A GOING CONCERN

Atlanta, GA - (May 11, 2015) Ocwen Financial Corporation, (NYSE:OCN) ("Ocwen" or the "Company"), a leading financial services holding company, today announced that it has filed its 2014 Form 10-K with the SEC.

“We believe the filing of our 2014 Form 10-K, without a qualification as to our ability to operate as a going concern, is additional evidence that our strategy to strengthen our compliance management system, strengthen the service we provide to our customers and improve our financial stability is working and that confidence in the Company is being restored,” stated Ron Faris, President and Chief Executive Officer of Ocwen.  “We can now focus more of our resources and energies on building our origination capabilities and executing on our 2015 strategic initiatives which include:

•	Improving the Company’s risk management, compliance and corporate governance programs;

•	Improving capital efficiency and utilization;

•	Achieving our internal earnings per share targets;

•	Improving customer satisfaction and reducing defect rates;

•	Improving delinquency rates and increasing non-foreclosure resolutions;

•	Improving diversity and inclusion programs;

•	Improving franchise value and brand enhancement; and

•	Completing key technological initiatives.”

The Company expects to file its first quarter Form 10-Q on or before May 18, 2015.

About Ocwen Financial Corporation

Ocwen Financial Corporation is a financial services holding company which, through its subsidiaries, is engaged in the servicing and origination of mortgage loans. Ocwen is headquartered in Atlanta, Georgia, with offices throughout the United States and support operations in India and the Philippines. Utilizing proprietary technology, global infrastructure and superior training and processes, Ocwen provides solutions that help homeowners and make our clients’ loans worth more. Ocwen may post information that is important to investors on its website (www.Ocwen.com).

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Ocwen Financial Corporation

2014 Results

May 11, 2015

FORWARD LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Forward-looking statements involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially.

Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, the following: adverse effects on our business as a result of recent regulatory settlements; reactions to the announcement of such settlements by key counterparties; increased regulatory scrutiny and media attention, due to rumors or otherwise; uncertainty related to claims, litigation and investigations brought by government agencies and private parties regarding our servicing, foreclosure, modification and other practices; any adverse developments in existing legal proceedings or the initiation of new legal proceedings; our ability to effectively manage our regulatory and contractual compliance obligations; our ability to execute on our strategy to reduce the size of our Agency servicing portfolio; the adequacy of our financial resources, including our sources of liquidity and ability to fund and recover advances, repay borrowings and comply with debt covenants; our servicer and credit ratings as well as other actions from various rating agencies, including the impact of recent downgrades of our servicer and credit ratings; volatility in our stock price; the characteristics of our servicing portfolio, including prepayment speeds along with delinquency and advance rates; our ability to contain and reduce our operating costs; our ability to successfully modify delinquent loans, manage foreclosures and sell foreclosed properties; uncertainty related to legislation, regulations, regulatory agency actions, government programs and policies, industry initiatives and evolving best servicing practices; as well as other risks detailed in Ocwen's reports and filings with the Securities and Exchange Commission (SEC), including its annual report on Form 10-K for the year ended December 31, 2014 (filed with the SEC on 05/11/15). Anyone wishing to understand Ocwen's business should review its SEC filings. Ocwen's forward-looking statements speak only as of the date they are made and, except for our ongoing obligations under the U.S. federal securities laws, we undertake no obligation to update or revise forward-looking statements whether as a result of new information, future events or otherwise.

FOR FURTHER INFORMATION CONTACT:

Investors:	Media:
Stephen Swett	John Lovallo	Dan Rene
T: (203) 614-0141	T: (917) 612-8419	T: (202) 973 -1325
E: shareholderrelations@ocwen.com	E: jlovallo@levick.com	E: drene@levick.com
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